SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2003

Gateway, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

0-22784 (Commission File Number)	42-1249184 (IRS Employer Identification No.)

14303 Gateway Place, Poway, CA 92064

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 858-848-3401

Item 7.    Financial Statements and Exhibits.

99    Press release, dated March 17, 2003.

Item 9.    Regulation FD Disclosure.

On March 17, 2003, Gateway, Inc. issued a press release describing its growth and cost reduction plans. A copy of the press release is attached as Exhibit 99 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 18, 2003

GATEWAY, INC.

By:	/s/ JAVADE CHAUDHRI
Javade Chaudhri Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated March 17, 2003